SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                   May 3, 2004
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



Delaware                   0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 incorporation)                                       Number)



                   1999 Broadway, Suite 4300, Denver, CO 80202
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (303) 296-5600
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 7(c):   Exhibits

             Exhibit 99.1 Press  Release  issued on May 3, 2004 by  Registrant setting forth Registrant's first quarter 2004 financial results.

Item 12:     Results of Operations and Financial Condition

     On May 3, 2004, the Registrant issued a press release announcing its financial results for the first quarter 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), nor incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, except as shall be expressly identified in such filing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       TITANIUM METALS CORPORATION
                                       (Registrant)




                                       By: /s/ Matthew O'Leary
                                      ----------------------------------------
                                               Matthew O'Leary
                                               Corporate Attorney


Date: May 3, 2004

                                                                    Exhibit 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE:                             CONTACT:

Titanium Metals Corporation                        Bruce P. Inglis
1999 Broadway, Suite 4300                          Vice President - Finance and
Denver, Colorado 80202                              Corporate Controller
                                                   (303) 296-5600


            TIMET REPORTS OPERATING PROFIT FOR THE FIRST QUARTER 2004

     DENVER, COLORADO . . . May 3, 2004 . . . Titanium Metals Corporation ("TIMET" or the "Company") (NYSE: TIE) reported operating income of $2.8 million for the first quarter of 2004, compared to an operating loss of $8.1 million for the first quarter of 2003. The Company reported a net loss for the first quarter of 2004 of $1.7 million, or $0.52 per share, compared to a net loss of $13.6 million, or $4.29 per share, for the year-ago period. The 2004 results include a one-time benefit of $1.9 million ($1.6 million in cost of sales and $0.3 million in selling, general, administrative and development expense) related to the Company's modification of its vacation policy for its U.S. salaried employees during the first quarter of 2004.

     The Company's net sales were $120.5 million during the first quarter of 2004 compared to net sales of $99.3 million during the year-ago period. The increase in net sales was primarily due to a 26% increase in mill product sales volume and a 44% increase in melted product sales volume. These volume increases were partially offset by a decrease in both melted and mill product average selling prices (which prices were positively impacted by the continued weakening of the U.S. dollar compared to the British pound sterling and the euro but negatively impacted by changes in product mix).

     The Company's backlog at the end of March 2004 was $220 million, an increase from $180 million at the end of December 2003 and $165 million at the end of March 2003.

     The Company was in a net cash position at March 31, 2004 of $35.0 million, consisting of $32.8 million of cash and cash equivalents, $2.2 million of restricted cash equivalents and no bank debt. The Company's aggregate unused borrowing availability under its U.S. and European credit agreements approximated $134 million at March 31, 2004.

     On March 24, 2004, the Company announced it would resume scheduled quarterly dividend payments on its outstanding 6.625% Convertible Preferred Securities beginning with the next scheduled payment on June 1, 2004 to holders of record as of May 15, 2004. Additionally, on April 15, 2004, the Company paid all previously deferred dividends and accrued interest on the Convertible Preferred Securities to holders of record as of April 5, 2004.

     J. Landis Martin, Chairman and CEO, said, "We are pleased with our first quarter results. Our increased sales volume in all markets, combined with 72% capacity utilization in the first quarter of 2004 (compared to 52% in the first quarter of 2003) and our continued focus on cost management, have enabled us to achieve positive operating income without the benefit of any Boeing take-or-pay income (which primarily impacts the Company's results during the third and fourth quarters)."

     Mr. Martin continued, "We look for these positive operating results to continue for the remainder of 2004. Based on these expectations, our current outlook for the full year 2004 is for sales revenue to range between $460 million and $480 million, which is a $35 million increase from our previous guidance. At this level, we expect full year operating income to range between $16 million and $26 million, which is a $2 million increase from our previous guidance. Excluding any potential effects from the previously announced BUCS exchange offer, we expect our full year net income to range between breakeven and $10 million, which is a $3 million increase from our previous guidance."

     As announced in the Company's third quarter 2003 earnings release, TIMET has discontinued the practice of hosting a quarterly earnings conference call in connection with the issuance of its interim earnings results.

     In an effort to provide investors with information in addition to the Company's results as determined by accounting principles generally accepted in the United States of America ("GAAP"), the Company discloses net cash (cash and cash equivalents and restricted cash and cash equivalents less indebtedness, excluding capital lease obligations, debt payable to TIMET Capital Trust I and accrued interest on debt payable to TIMET Capital Trust I), a non-GAAP financial disclosure, to aid in analyzing the Company's liquidity position.

     The statements in this release relating to matters that are not historical facts are forward-looking statements that represent management's beliefs and assumptions based on currently available information. Forward-looking statements can be identified by the use of words such as "believes," "intends," "may," "will," "looks," "should," "could," "anticipates," "expects" or comparable terminology or by discussions of strategies or trends. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give any assurances that these expectations will prove to be correct. Such statements by their nature involve substantial risks and uncertainties that could significantly affect expected results. Actual future results could differ materially from those described in such forward-looking statements, and the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Among the factors that could cause actual results to differ materially are risks and uncertainties including, but not limited to, the cyclicality of the commercial aerospace industry, the performance of aerospace manufacturers and the Company under their long-term agreements, the renewal of certain long-term agreements, the difficulty in forecasting demand for titanium products, global economic and political conditions, global productive capacity for titanium, changes in product pricing and costs, the impact of long-term contracts with vendors on the ability of the Company to reduce or increase supply or achieve lower costs, the possibility of labor disruptions, fluctuations in currency exchange rates, fluctuations in the market price of marketable securities, control by certain stockholders and possible conflicts of interest, uncertainties associated with new product development, the supply of raw materials and services, changes in raw material and other operating costs (including energy costs), possible disruption of business or increases in the cost of doing business resulting from terrorist activities or global conflicts, the Company's ability to achieve reductions in its cost structure and other risks and uncertainties. Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those forecasted or expected. The financial information contained in this release is subject to future correction and revision and should be read in conjunction with the consolidated financial statements and notes thereto included in the Company's most recent reports on Form 10-K and Form 10-Q, as each may be amended from time to time, filed with the Securities and Exchange Commission.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the internet at http://www.timet.com.

                                    o o o o o



                           TITANIUM METALS CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
            (In millions, except per share and product shipment data)
                                   (Unaudited)




                                                                                         Three Months Ended
                                                                                             March 31,
                                                                               ---------------------------------------
                                                                                     2004                  2003
                                                                               ------------------    -----------------

Net sales                                                                      $       120.5         $        99.3
Cost of sales                                                                          108.1                  98.3
                                                                               ------------------    -----------------

      Gross margin                                                                      12.4                   1.0

Selling, general, administrative and development expense                                 9.5                   9.9
Other income (expense), net                                                             (0.1)                  0.8
                                                                               ------------------    -----------------

     Operating income (loss)                                                             2.8                  (8.1)

Interest expense                                                                         4.3                   4.1
Other non-operating income (expense), net                                                0.8                  (0.5)
                                                                               ------------------    -----------------

     Pretax loss                                                                        (0.7)                (12.7)

Income tax expense                                                                       0.6                   0.5
Minority interest, net of tax                                                            0.4                   0.2
                                                                               ------------------    -----------------

      Loss before cumulative effect of change in accounting principle                   (1.7)                (13.4)

Cumulative effect of change in accounting principle                                      -                    (0.2)
                                                                               ------------------    -----------------

     Net loss                                                                  $        (1.7)        $       (13.6)
                                                                               ==================    =================

Basic and diluted loss per share:
  Before cumulative effect of change in accounting principle                   $      (0.52)         $      (4.23)
  Cumulative effect of change in accounting principle                                  -                    (0.06)
                                                                               ------------------    -----------------
                                                                               $      (0.52)         $      (4.29)
                                                                               ==================    =================

Basic and diluted weighted average shares outstanding                                    3.2                   3.2

Melted product shipments:
  Volume (metric tons)                                                                 1,420                   985
  Average selling price ($ per kilogram)                                       $       12.25         $       13.05

Mill product shipments:
  Volume (metric tons)                                                                 2,925                 2,315
  Average selling price ($ per kilogram)                                       $       31.00         $       31.80




                           TITANIUM METALS CORPORATION

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (In millions)


                                                                                   March 31,           December 31,
                                                                                     2004                  2003
                                                                               ------------------    -----------------
ASSETS                                                                            (unaudited)

Current assets:
  Cash and cash equivalents                                                    $        32.8         $        35.0
  Restricted cash and cash equivalents                                                   2.2                   2.2
  Receivables, less allowance of $1.9 and $2.3, respectively                            80.3                  67.4
  Inventories                                                                          176.0                 165.7
  Prepaid expenses and other                                                             4.7                   5.7
                                                                               ------------------    -----------------

     Total current assets                                                              296.0                 276.0

Marketable securities                                                                   17.2                   -
Investment in joint ventures                                                            23.4                  22.5
Investment in common securities of TIMET Capital Trust I                                 6.9                   6.8
Property and equipment, net                                                            236.5                 239.2
Other                                                                                   23.3                  22.9
                                                                               ------------------    -----------------

     Total assets                                                              $       603.3         $       567.4
                                                                               ==================    =================

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS' EQUITY

Current liabilities:
  Current maturities of capital lease obligations                              $         0.2         $         0.5
  Accounts payable                                                                      30.4                  29.2
  Accrued liabilities                                                                   62.5                  45.2
  Customer advance payments                                                             31.5                   3.3
  Other                                                                                  0.4                   0.3
                                                                               ------------------    -----------------

     Total current liabilities                                                         125.0                  78.5

Capital lease obligations                                                               10.1                   9.8
Accrued OPEB and pension cost                                                           80.5                  76.2
Debt payable to TIMET Capital Trust I                                                  207.5                 207.5
Other                                                                                    5.5                  25.5
                                                                               ------------------    -----------------

     Total liabilities                                                                 428.6                 397.5

Minority interest                                                                       11.3                  11.1
Stockholders' equity                                                                   163.4                 158.8
                                                                               ------------------    -----------------

     Total liabilities, minority interest and stockholders' equity             $       603.3         $       567.4
                                                                               ==================    =================